UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2024

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock	NFE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 11, 2024, the stockholders of New Fortress Energy Inc. (the “Company”) voted on the matters described below:

1.The Company’s stockholders elected three Class II directors, who comprise all the directors of such class, to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected or appointed and qualified. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*

David J. Grain	168,552,955	19,834,191	8,732,328
C. William Griffin	168,524,208	19,862,938	8,732,328
Timothy W. Jay	171,056,765	17,330,381	8,732,328

2.The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below:

Votes For	Votes Against	Abstentions
197,022,112	40,307	57,055

3.The Company’s stockholders ratified, on a non-binding, advisory basis, the compensation of the Company's named executive officers as described in the proxy statement. The numbers of shares that voted for, against, abstained and represented broker non-votes with respect to this proposal are summarized in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes*
187,366,514	927,965	92,667	8,732,328

* Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by stock exchange rules from voting on a particular matter. Under these rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who do not receive instructions are not entitled to vote on the election of directors, but they are entitled to vote on the ratification of the appointment of the independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: June 14, 2024	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer